Vanguard® Advice Select Dividend Growth Fund
Schedule of Investments (unaudited)
As of January 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Common Stocks (97.2%)
Consumer Discretionary (13.8%)
TJX Cos. Inc.	9,970	717
McDonald's Corp.	2,269	589
NIKE Inc. Class B	3,403	504
		1,810
Consumer Staples (18.5%)
Colgate-Palmolive Co.	8,353	689
PepsiCo Inc.	3,824	663
Procter & Gamble Co.	3,503	562
Coca-Cola Co.	8,326	508
		2,422
Financials (13.2%)
Chubb Ltd.	3,248	641
Marsh & McLennan Cos. Inc.	3,591	551
American Express Co.	2,930	527
		1,719
Health Care (19.7%)
Johnson & Johnson	3,846	663
UnitedHealth Group Inc.	1,384	654
Medtronic plc	4,776	494
Baxter International Inc.	4,192	358
Stryker Corp.	972	241
Danaher Corp.	585	167
		2,577
Industrials (13.2%)
Northrop Grumman Corp.	1,505	557
Union Pacific Corp.	1,957	479
Lockheed Martin Corp.	1,205	469
Honeywell International Inc.	1,112	227
		1,732
Information Technology (10.6%)
Visa Inc. Class A	3,137	710
Microsoft Corp.	1,313	408
Accenture plc Class A	749	265
		1,383
Materials (7.0%)
Ecolab Inc.	2,620	496
Linde plc	1,316	420
		916

			Shares	Market Value ($000)
Real Estate (1.2%)
	American Tower Corp.		611	154
Total Common Stocks (Cost $12,768)				12,713
		Coupon
Temporary Cash Investments (3.0%)
Money Market Fund (3.0%)
[1]	Vanguard Market Liquidity Fund (Cost $398)	0.120%	3,981	398
Total Investments (100.2%) (Cost $13,166)				13,111
Other Assets and Liabilities—Net (-0.2%)				(31)
Net Assets (100%)				13,080
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At January 31, 2022, 100% of the market value of the fund's investments was determined based on Level 1 inputs.